SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K



                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        March 13, 1996



                            DeSoto, Inc.
        (Exact name of registrant as specified in its charter)


                              Delaware
                    (State of incorporation)

           1-1915                                 36-1899490
   (Commission File Number       (I.R.S. Employer Identification No.)



      900 E. Washington Street, Joliet, Illinois 60433
      (Address of Principal Executive Offices) (Zip Code)

                            815-727-4931
      (Registrant's Telephone Number, Including Area Code)



                                                         PAGE 2


ITEM 5. Other Events

      On  March  13,  1996, DeSoto, Inc. announced  that  it  was
discussing   a   proposed   merger  with  Keystone   Consolidated
Industries, Inc. The press release containing this announcement is attached hereto as Exhibit 99.















































*SEC File No. 1-1915
                                                       PAGE 3


                           SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DeSOTO, INC.
                                    (Registrant)



                                By: Anne E. Eisele
                                    _____________________________
                                    Anne E. Eisele
                                       President and
                                         Chief Financial Officer


    March 22, 1996
          Date



                          DeSOTO, INC.


                          EXHIBIT INDEX





           Exhibit No.

                  99  Press Release issued on March 13,  1996
                      (incorporated by reference to Exhibit 99 to
                      the Company's Form SE dated March 21, 1996*)
 .



































_____________________
*SEC File No. 1-1915